SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 22, 2002
                                                          -------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
              ----------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


           Delaware                     0-28815                 06-1241321
--------------------------------------------------------------------------------
(State or other Jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)


     13 North Street, Litchfield, Connecticut                     06759
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752


                                      N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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

Form 8-K, Current Report
First Litchfield Financial Corporation

Item 5. Other Events.
        --------------

  A. Annual Meeting of Shareholders of First Litchfield Financial Corporation
     ------------------------------------------------------------------------

     The  Annual  Meeting  of   Shareholders  of  First   Litchfield   Financial
Corporation (the "Company") was held on Wednesday, May 22, 2002, to consider and vote upon the following three (3) matters:

  1. Election Of Directors.
     ----------------------

     The vote for re-electing each of the three (3) Directors listed below to serve for a term of three years is as follows:

                                                                  "WITHHOLDING
                                                   "FOR"            AUTHORITY"

Clayton L. Blick     Number of Shares:            1,169,978          29,276
                     Percentage of                ---------          ------
                     Shares Voted:                97.56%             2.44%
                     Percentage of Shares         ---------          ------
                     Entitled to Vote:            70.07%             1.75%
                                                  ---------          ------

                                                                  "WITHHOLDING
                                                   "FOR"            AUTHORITY"

Bernice D.           Number of Shares:            1,180,665          18,589
Fuessenich           Percentage of                ---------          ------
                     Shares Voted:                98.45%             1.55%
                     Percentage of Shares         ---------          ------
                     Entitled to Vote:            70.71%             1.11%
                                                  ---------          ------

                                                                  "WITHHOLDING
                                                   "FOR"            AUTHORITY"

H. Ray               Number of Shares:            1,187,693          11,561
Underwood            Percentage of                ---------          ------
                     Shares Voted:                99.04%             0.96%
                     Percentage of Shares         ---------          ------
                     Entitled to Vote:            71.13%             0.69%
                                                  ---------          ------

  2. Appointment of Auditors.
     ------------------------

     The votes cast "FOR," "AGAINST" and "ABSTAIN" on the proposal to ratify the appointment of McGladrey & Pullen, LLP to act as independent auditors of the current fiscal year were as follows:

       "FOR APPROVAL"            "AGAINST APPROVAL"                "ABSTAIN"

         1,183,640                     1,050                         14,564
       --------------                ----------                    ----------
           Number                      Number                        Number

           70.89%                       0.06%                          0.87%
       --------------                ----------                    ----------
                        (Percent of shares entitled to vote)

           98.70%                       0.09%                          1.21%
       --------------                ----------                    ----------
                 (Percent of shares actually voted at the meeting)


  3. To Amend the 1994 Stock Option Plan for Officers and Outside Directors.
     -----------------------------------------------------------------------

     The votes cast "FOR," "AGAINST" and "ABSTAIN" on the proposal to amend the 1994 Stock Option Plan for Officers and Outside Directors to amend the definition of retirement to include early retirement upon attaining an age of no less than 59 1/2 years with approval of the Board of Directors and thereby enable such option holder to have twelve (12) months rather than sixty (60) days in which to exercise their options in the event of such early retirement.

       "FOR APPROVAL"            "AGAINST APPROVAL"                "ABSTAIN"

          1,161,205                    32,953                        5,096
       --------------                ----------                    ----------
           Number                      Number                       Number

           69.54%                       1.97%                          0.31%
       --------------                ----------                    ----------
                        (Percent of shares entitled to vote)


           96.83%                       2.75%                          0.42%
       --------------                ----------                    ----------
                 (Percent of shares actually voted at the meeting)

     As a result of the votes, each of the three (3) nominees was elected; the selection of the appointment of McGladrey & Pullen, LLC as independent auditors for the current fiscal year was ratified; and the 1994 Stock Option Plan for Officers and Outside Directors was amended to enable persons seeking early retirement upon attaining an age of not less than 59 1/2 years with approval by the Board of Directors to have twelve (12) months rather than sixty (60) days in which to exercise options in the event of such early retirement.

     B. Announcement of New President and Chief Executive Officer.
        ----------------------------------------------------------

     At the Annual Meeting, the Company introduced Joseph J. Greco who has been selected to serve as President and Chief Executive Officer of the Company and its subsidiary, The First National Bank of Litchfield, following the retirement of Jerome J. Whalen in June 2002.

     Exhibit Index                                             Page
     -------------                                             ----
          99.      Press Release dated May 23, 2002             5

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




Dated: May 24, 2002                  FIRST LITCHFIELD FINANCIAL CORPORATION



                                     By  /s/ Jerome J. Whalen
                                         -------------------------------------
                                         Jerome J. Whalen
                                         President and Chief Executive Officer



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